EXHIBIT 99.1

  June 2010
  June 2010

 Bank of America - Merrill Lynch
 Bank of America - Merrill Lynch
 Global Transportation Conference
 Global Transportation Conference

 Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”,
“expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue”
and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company” or “AirTran”). Such
statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2009, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.AirTran.com.
 Safe Harbor

■ Industry leading low costs and high quality
■ Conservative fleet plan and disciplined growth
■ Strong ancillary revenues
■ Better diversified network
 ― More than 700 daily departures to over 70 destinations
 ― Fewer price sensitive connections, less exposure to any single competitor
■ Improved fuel hedge portfolio
■ Industry backdrop remains favorable
 AirTran Investment Highlights

■ Business Class
■ High speed internet
■ XM Radio
 On Every AirTran Flight…
■ Friendly Crew Members
■ Young all-Boeing fleet

12
11
10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
jetBlue
US AIRWAYS
DELTA
UNITED
American Airlines
Continental Airlines

(Cents)
Note: Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 738 Miles for 2009
 AirTran’s Cost Advantage Remains Strong
49% Higher
5% Higher

JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
AirTran
JetBlue
Northwest
Alaska
Southwest
Frontier
Continental
American
US Airways
United
AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA

Notes:  (1) AQR Rating compiled by Purdue University / Wichita State University.
  (2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, & customer complaints
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
 Airline Quality Rating for Continental U.S. Airlines
2008
2007
2006
2009
2010
AirTran
JetBlue
Northwest
Southwest
Continental
Frontier
US Airways
American
ExpressJet
Alaska
AirTran Has High Quality & Industry Leading Low Costs

160
120
80
40
0
105
127
137
136
138
138
144
150
2005
2006
2007
2008
2009
2010
2011
2012
737s
717s

AirTran

(Aircraft)
 Current Fleet Plan Allows for Disciplined Growth
■ Currently 138 aircraft: 86 717s / 52 737-700s
28%	24%	20%	5%	(2)%	3-4%	2½ - 3½%	3½ - 4½%
ASM
Growth

 AirTran Has Successfully Diversified Its Network
% ASMs	2000	2002	2004	2006	2008	2010E
Atlanta	91%	76%	67%	64%	58%	49%
Florida	29%	34%	33%	37%	44%	40%
Baltimore	0%	13%	13%	9%	11%	14%
Milwaukee	0%	3%	3%	2%	7%	14%
Caribbean	0%	1%	1%	0%	3%	6%

Daily Flights	278	362	492	650	713	711
Note: Totals >100% as percentage of ASMs represents capacity from a city/region to the entire AirTran network at year-end
Source: 2010E based on December 2010 schedule

Boston
Flint
Moline
Buffalo
Dayton
Dallas/Ft. Worth
Houston
New Orleans
Memphis
Bloomington
Minneapolis
Akron/
Canton
Newport News
New York (LGA)
Ft. Lauderdale
 AirTran Had a Regional Route Network in 2000
Gulfport/Biloxi
Fort Walton Beach
Miami
Ft. Myers
Orlando
Jacksonville
Savannah
Myrtle Beach
Raleigh/Durham
Greensboro
Washington, D.C. (IAD)
Philadelphia
Newark
Chicago
Tampa
Cities: 31
Routes: 40
Stage Length: 537

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
Flint
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Wichita
New Orleans
Cancun
Knoxville
Lexington
Buffalo
Boston
Allentown
Akron/
Canton
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Sarasota
Ft. Myers
Key West
 AirTran’s 2010 Network is Better Diversified
Grand Rapids
Detroit
Columbus
Dayton
Charleston
Houston
Pensacola
Asheville
Branson
Richmond
Tunica
Newport News
Baltimore
Atlantic City
Philadelphia
New York (LGA)
White Plains
Washington, D.C. (IAD)
Raleigh/Durham
Charlotte
Change from 2000
Cities: 31 to 71
Routes: 40 to 192
Stage Length: 537 to 753
Indianapolis
Huntsville
Tampa
Atlanta

6%
5%
4%
3%
2%
1%
0%
Milwaukee
Other
Caribbean
Baltimore
Florida
Atlanta
Full Network

(ASM
Growth)
 AirTran Yr/Yr Growth is Also Diversified
AirTran 2010 Available Seat Mile Growth
3 - 4%
~1.0%
~1.5%
~1.25%
~0.75%
~0.5%
(~1.5%)

Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
San Antonio
Houston
San Juan
Cancun
Montego Bay
Aruba
Newport News
Rochester
Kansas City
Columbus
Akron/
Canton
San Diego
Los Angeles
Phoenix
Seattle
San Francisco
Milwaukee
Moline
Chicago
Gulfport
Memphis
Branson
Wichita
St. Louis
Indianapolis
Bloomington
New Orleans
Dayton
Buffalo
Jacksonville
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Orlando
Tampa
Pensacola
Sarasota
Ft. Myers
 AirTran’s 2010 Atlanta Network Has Grown to 60 Cities
Flint
Detroit
Grand Rapids
Charleston
Knoxville
Lexington
Allentown
Harrisburg
Key West
Portland
Omaha
Des Moines
Richmond
Asheville
Huntsville
Tunica
Routes: 60
Stage Length: 679
Charlotte
Raleigh/Durham
Washington, D.C. (IAD)
Baltimore
Atlantic City
Philadelphia
New York (LGA)
White Plains

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
Houston
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Washington, D.C. (IAD)
Newport News
Richmond
Raleigh/Durham
Charlotte
Knoxville
Lexington
Buffalo
Boston
Allentown
Akron/
Canton
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Indianapolis
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Sarasota
Ft. Myers
Key West
Baltimore
Flint
Grand Rapids
Asheville
Columbus
Dayton
Charleston
Detroit
Tampa
Pensacola
Branson
Huntsville
Atlanta
Tunica
 AirTran Now Serves the Most Destinations from Orlando
Routes: 47
Stage Length: 803

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Branson
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Newport News
Dayton
Charleston
Knoxville
Lexington
Columbus
Buffalo
Boston
Allentown
Akron/
Canton
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Indianapolis
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Atlanta
Pensacola
Tampa
Sarasota
Ft. Myers
Key West
Baltimore
Flint
Grand Rapids
Detroit
Asheville
Houston
Huntsville
Richmond
Tunica
 Baltimore Provides a Strong Northeast Footprint
Washington, D.C. (IAD)
Raleigh/Durham
Charlotte
Routes: 27
Stage Length: 697

Portland
Dallas/Ft. Worth
Las Vegas
Minneapolis
San Antonio
Houston
San Juan
Montego Bay
Aruba
Rochester
San Diego
Los Angeles
Seattle
San Francisco
Branson
Wichita
New Orleans
Cancun
White Plains
New York (LGA)
Philadelphia
Atlantic City
Washington, D.C. (IAD)
Newport News
Dayton
Charleston
Richmond
Raleigh/Durham
Charlotte
Asheville
Knoxville
Lexington
Columbus
Buffalo
Boston
Allentown
Akron/
Canton
Jacksonville
Orlando
West Palm Beach
Ft. Lauderdale
Miami
Nassau
Gulfport
Memphis
St. Louis
Kansas City
Omaha
Des Moines
Moline
Bloomington
Chicago
Milwaukee
Phoenix
Denver
Harrisburg
Pensacola
Sarasota
Ft. Myers
Key West
Baltimore
Flint
Detroit
Grand Rapids
Tunica
 AirTran is Now Milwaukee’s Largest Mainline Carrier
Routes: 26
Stage Length: 766
Indianapolis
Atlanta
Tampa
Huntsville

10
9
8
7
6
5
4
3
2
1
0
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

AirTran

(ASMs in
Millions)
 AirTran’s Milwaukee Network is Maturing
AirTran Milwaukee Daily ASMs
(Passenger Market Share Shown Above)
■ AirTran now serves 18 of the top 20 markets
8%
9%
12%
16%
16%
19%
21%
26%
26%
28%
30%
30%
32%
Source: www.apgdat.com
Note: Estimated passenger market share for Q210 - Q410 based on scheduled seats

Fond Du Lac
Sheboygan
Waupun
Kewaskum
Beaver Dam
West Bend
Columbus
Hartford
Cedarburg
Watertown
Menomonee Falls
60 Miles
Oconomowoc
Lake Mills
Milwaukee
Jefferson
Waukesha
Fort Atkinson
MKE
Whitewater
Mukwonago
Milton
Waterford
Racine
Janesville
Burlington
Delavan
Kenosha
Twin Lakes
Beloit
Spring Grove
Zion
Harvard
Waukegan
Machesney Park
Mchenry
Rockford
Libertyville
Marengo
Crystal Lake
RFD
Glencoe
Genoa
Carpentersville
Elgin
Evanston
ORD
Rochelle
Dekalb
Saint Charles
DeKalb
Kane
CHI
CGX
Aurora
Woodridge
MDW
Michigan
Plano
Oswego
Romeoville
Mendota
Kendall
Crest Hill
Oak Forest
GYY
South Haven
Chicago Heights

175
150
125
100
75
50
25
0
Q101
Q103
Q105
Q107
Q109
Q110
Chicago - O'Hare
Chicago - Midway
Milwaukee

AirTran

 Milwaukee Plays Big Role in Downsized Chicago Region
(Daily Seats 000s)
Chicago / Milwaukee
 Region Capacity
Catchment Area: 3.4 million

$10
$5
$0
-$5
-$10
-$15
-$20
-$25
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$1
($7)
($9)
($3)
($8)
($20)
$7
$2
($18)
(~$3.5)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
Net Income
Cumulative Net Income

(Billions)
(Billions)
Legacy Airline Domestic Net Income
Legacy Airline’s Domestic Networks Remain Unprofitable
Source: DOT Form 41 Filings and company reported financials
Annual
Cumulative

700
680
660
640
620
600
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

19

Source: www.apgdat.com
(Billions)
Continental U.S. Available Seat Miles
82%	79%	76%	72%	69%	64%	61%	59%	57%	56%	55%
6%	7%	8%	10%	12%	14%	14%	14%	14%	15%	16%
12%	14%	16%	18%	19%	22%	25%	27%	29%	29%	29%
Legacy
Regional
LCC
 Capacity Remains at Lowest Levels in Over a Decade
(2%)

Seattle
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Denver
Minneapolis
Des Moines
Omaha
Kansas City
Wichita
Milwaukee
Grand Rapids
Flint
Chicago
Detroit
Akron/
Canton
Moline
Bloomington
Indianapolis
Columbus
Dayton
Charleston
St. Louis
Lexington
Branson
Knoxville
Memphis
Huntsville
Tunica
Asheville
Atlanta
Dallas/Ft. Worth
Houston
San Antonio
New Orleans
Gulfport
Pensacola
Portland
Boston
Rochester
Buffalo
White Plains
New York (LGA)
Allentown
Harrisburg
Philadelphia
Pittsburgh
Atlantic City
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Richmond
Newport News
Raleigh/Durham
Charlotte
Jacksonville
Orlando
Tampa
Sarasota
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
Key West
Nassau
Cancun
Montego Bay
San Juan
Aruba

■ Milwaukee / Upper Midwest
■ Florida
■ Caribbean /
 Latin America
■ Baltimore
■ Atlanta
 Multiple Opportunities in Underserved/Overpriced Areas

70%
60%
50%
40%
30%
20%
10%
0%
Q210
Q310
Q410
2010
2011

21

		Crude Price
Period	Hedge %	$50	$70	$90
Q210	51%	$66	$76	$83
Q310	70%	$70	$77	$88
Q410	57%	$64	$76	$87
2010	56%	$71	$77	$83
2011	43%	$67	$73	$90
■ One of few airlines to actively hedge for 2010
 ■ Comprised of call options and wide collars
 ■ 2011 portfolio has no upside limits and allows 87% downside participation if oil goes to $70 and 76% participation if oil goes to $50 (from $80/bbl oil)
Example: If crude was $90 in 2010, our cost would be the
equivalent of $83/bbl on 56% of our fuel, which includes the cost of the premiums paid
51%
70%
56%
57%
Note: Assumes crack spread at 15% of crude price.
For FY2010, actual crude price is assumed
January through March.
43%
Hedge Portfolio
 AirTran is Committed to Reducing Fuel Cost Volatility

12
11
10
9
8
'08
'09
'10
'08
'09
'10

12
11
10
9
8
'08
'09
'10E
'08
'09

AirTran

 Revenue Trends are Accelerating
AirTran and ATA Industry Unit Revenue
(Cents)
(Cents)
Q1
AirTran
(PRASM/TRASM)
ATA
(PRASM)
Q2
3%
5%
AirTran
(PRASM/TRASM)
ATA
(PRASM)

■ Capacity up approximately 4.5%
■ Summer unit revenue trends continue to accelerate
 ― Stage length adjusted unit revenues are now well ahead of 2008
 ― Expect Q2 TRASM to be up 11-12% due to softer May close-in revenues
 ― Year-over-year June unit revenue increase likely to approach 20%
■ Fuel prices continue to drop through the quarter
 ― Average economic cost per gallon of fuel all-in $2.30 to $2.35
 ― Approximately 60% hedged for second half 2010 with room for significant downside participation
■ Non-fuel unit cost up 3.5% to 4.0%
 ― Maintenance, airport, and revenue related costs are leading contributors to cost outlook
 ― Full-year 2010 non-fuel unit cost expect to be up 4% to 5%
■ Plan to pay $96MM of convertible debt with cash
 in July 2010
 Q2 2010 Outlook Remains Positive

■ Company has been successfully repositioned
 ― Disciplined fleet plan with multiple growth opportunities
 ― Successful diversification of our network
 ― Consolidation will benefit entire industry
 ― Effective hedge portfolio - Increased protection in 2H10 and 2011
■ Track record of profitability was restored in 2009
 ― Profitable 9 out of the last 10 years*
 ― Industry leading low costs and a high quality product drove record profitability across multiple market segments
■ Continued robust recovery in yields
 ― Rapid year-to-date yield improvement continuing into summer
 ― Expect double-digit increase in Q2 and Q3 TRASM versus prior year
 AirTran Investment Summary
*Excludes special items